DEBENTURE EXCHANGE SUBSCRIPTION AGREEMENT

     This Debenture Exchange Subscription Agreement (the “Agreement”) is between the debenture holder identified on the signature page of this Agreement (“Subscriber”), Republic Resources, Inc. (“Republic”) and Harken Energy Corporation (“Harken”) and is made with reference to the following agreed facts:

     A. The undersigned Subscriber is the holder of a 11% Convertible Debenture, due April 15, 2003 (the “Debenture”) of Republic (formerly Pease Oil and Gas Company) in the principal amount set forth on the signature page of this Agreement.

     B. There are outstanding $2,645,500 of the Debentures held by Subscriber and other holders of the Debentures.

     C. Republic has agreed to sell to Harken, pursuant to a Purchase and Sale Agreement dated January 31, 2002 (the “Asset Sale Agreement”), all of Republic’s interests in its oil and natural gas properties located in the states of Louisiana and Texas that have “proved reserves” as of January 1, 2002. The properties to be sold include all of Republic’s income-producing assets as of January 1, 2002. In exchange for these assets, Harken will deliver at closing up to 2,645,500 shares of Harken common stock that will be distributed to the Subscriber and other holders of the Debentures on a pro-rata basis in full satisfaction of Republic’s principal obligation under the outstanding Debentures.

     D. The number of shares of Harken Common Stock to be issued at the closing of the Asset Sale Agreement will be determined by dividing the total principal amount of Republic’s outstanding Debentures by the average reported closing price for Harken’s Common Stock for the 20 trading days ending on the day before the Closing of the Asset Sale Agreement (hereafter the “Common Stock Value Per Share”). However, under no circumstances shall the Common Stock Value Per Share be less than $1.00.

     E. The completion of the sale of the Republic assets to Harken is contingent upon: (i) the approval of the Asset Sale Agreement by stockholders of Republic at a special meeting of stockholders to be called for that purpose, and (ii) acceptance of the exchange offer described in this Agreement by the holders of substantially all of the outstanding Debentures.

     F. The parties intend that this Agreement shall be irrevocable by Subscriber unless the Asset Sale Agreement is not closed by at least June 1, 2002.

     G. In addition to the proved oil and gas properties, Republic will also convey to Harken the Company’s interest in certain exploratory prospects in Jackson County, Texas that have not been given any initial value in the contemplated transaction. These exploratory prospects will be evaluated for additional value at the end of 2003 using a “Lookback” formula as defined in the P&S Agreement, and a future “Lookback Payment” may be made in early 2004. The amount of any “Lookback Payment” will be contingent on, among other things, future exploratory successes in the Jackson County prospects, of which there can be no assurance. In addition, there can be no assurance that the operators of those prospects will actually drill any wells on the prospects by the end of the Lookback period (which is at the end of 2003) and if so whether Harken will agree to participate in exploration of the prospects since it will be under no obligation to do so. Accordingly, the amount of any “Lookback Payment”, if any, cannot be reasonablely determined at this time. In any case, Republic has agreed, upon closing of the Asset Sale Agreement, to assign the contingent Lookback Payment to the former holders of its Series C Redeemable Preferred Stock in connection with a restructuring of that security. It is expressly understood that neither the Subscriber nor any other holder of the Debentures will have any right, title or interest in the contingent Lookback Payment regardless of its ultimate value, if any, and regardless of whether it is ultimately assigned to the Series C Preferred stockholders or retained by Republic.

     IN CONSIDERATION, of the covenants and agreements of the parties and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

     1. Agreement to Exchange. Subscriber hereby agrees to exchange and surrender the Debenture held by Subscriber effective on the day of Closing of the Asset Sale Agreement. In exchange for surrender and cancellation of Subscriber's Debenture, the undersigned Subscriber shall receive the following:

     (a) Payment of all unpaid interest on Subscriber’s Debenture through the date of the Closing, to be paid by Republic at such time as Subscriber’s Debenture certificate is delivered to Republic for cancellation;

     (b) An amount of common stock of Harken determined by dividing the principal amount of Subscriber’s Debenture by the “Common Stock Value Per Share” determined as described above. The shares of Harken Common Stock shall be issued effective as of the closing of the Asset Sale Agreement and shall be delivered to Subscriber at such time as Subscriber’s Debenture certificate is delivered to Republic for cancellation; and

     (c) an amount of Republic restricted common stock equal to 350 shares for each $1000.00 of principal amount of Subscriber’s Debenture. Note: Republic shall issue a total of 1,000,000 shares of its restricted common stock if all holders of all outstanding Debentures agree to the Exchange described in this Subscription Agreement. This includes up to 74,075 shares that would be issued to Houlihan, Smith and Company, Inc. in connection with their services rendered in connection with this exchange offer.

     (d) Republic shall pay the interest to Subscriber through the date of the Closing of the Asset Sale Agreement and Subscriber’s Debenture shall be deemed surrendered and canceled as of such date, subject only to delivery to Subscriber of the Harken Common Stock in exchange for surrender of Subscriber’s Debenture certificate.

     2. Irrevocable Subscription; Acceptance. Subscriber understands and acknowledges that this subscription to exchange Subscriber’s Debenture in the manner described in this Agreement is irrevocable by Subscriber unless Republic and Harken have not closed the Asset Sale Agreement by June 1, 2002. Acceptance of this subscription by Republic and Harken is subject to: (i) approval of the Asset Sale Agreement by Republic stockholders, (ii) receipt of Debenture Exchange Subscriptions from holders of at least 90% of the outstanding principal amount of Republic’s Debentures (provided that Harken and Republic may, in their discretion, waive this condition), and (iii) Closing of the Asset Sale Agreement. Until and unless the foregoing conditions are satisfied, Subscriber’s Debenture shall continue to earn interest and to represent an obligation of Republic to Subscriber as described in the Debenture.

     3. Acknowledgment of Disclosures. Subscriber acknowledges the receipt of Harken’s Disclosure Memorandum dated February 19, 2002. Subscriber also acknowledges receipt from Republic a letter dated January 11, 2002, together with copies of Republic’s Quarterly Report on Form 10-QSB for the quarter ended September 30, 2001, a copy of Republic’s Press Release dated February 8, 2002, and a copy of the Republic’s preliminary Information Statement filed with the Securities and Exchange Commission on February 20, 2002. Subscriber has also been given access to full and complete information regarding Republic and Harken and has utilized such access to the Subscriber’s satisfaction for the purpose of obtaining such information regarding Republic and Harken as the Subscriber has reasonably requested; and, particularly, Subscriber has been given reasonable opportunity to ask questions of, and receive answers from, representatives of Republic and Harken concerning the terms and conditions of the exchange offer described in this Agreement, the business and affairs of Republic and of Harken and all additional information requested by Subscriber to the extent it would be reasonably available.

     Subscriber acknowledges that Houlihan Smith & Company, Inc. (“Houlihan”) has been retained by Republic to, among other things: (a) determine whether or not the proposed Exchange Offer contemplated in this Agreement was be a reasonable exchange for the holders of the Debentures, given the financial condition of the Company and of Harken; (b) prepare a descriptive memorandum that describes the proposed exchange offer for the Debentures; and (c) contact the Debenture holders to explain the exchange offer, answer any questions and assist holders in completing the required documentation. Subscriber acknowledges that Houlihan and persons who may be associated with Houlihan will receive: (x) cash fees totaling $24,000 (plus out-of-pocket expenses) for such services regardless of the outcome of the exchange offer; and (y) up to 74,075 shares of Republic common stock if the Asset Sale Agreement is completed and all of the Debenture holders agree to the Exchange described in this Subscription Agreement.

     4. Investment Intent. Subscriber represents and warrants that the common stock of Harken which will be issued upon completion fo the exchange described in this Agreement will be held for the Subscriber’s own account and for investment purposes only, and without the intention of reselling or redistributing the same except as may be effected in compliance with the registration requirements of the Securities Act of 1933, as amended (“Securities Act”); Subscriber has made no agreement with others regarding any of the securities to be obtained in the exchange and Subscriber’s financial condition is such that it is not likely that it will be necessary for Subscriber to dispose of any of such securities in the foreseeable future. Subscriber further represents and agrees that if, contrary to the foregoing intentions, Subscriber should later desire to dispose of or transfer any of the Harken Common Stock received by Subscriber in the exchange in any manner, Subscriber shall not do so unless and until (i) such securities have been registered under the Securities Act and all applicable securities laws; or (ii) Subscriber shall first deliver to Harken a written notice declaring such holders’s intention to effect such transfer and describe in sufficient detail the manner and circumstances of the proposed transfer, which notice shall be accompanied either by: (A) written opinion of legal counsel who shall be reasonably satisfactory to Harken, which opinion shall be addressed to Harken and reasonably satisfactory in form and substance to Harken’s counsel, to the effect that the proposed sale or transfer is exempt from the registration provisions of the Securities Act and all applicable state securities laws, or (B) a “no-action letter” from the Securities and Exchange Commission to the effect that the transfer of the Harken Common Stock without registration would not result in a recommendation by the staff of the Commission that action be taken with respect thereto.

     5. Residence of Subscriber. Subscriber represents and warrants that Subscriber is a bona fide resident of, is domiciled in, and received the exchange offer and made the decision to exchange securities in the state or country of residence set out on the signature page of this Agreement.

     6. Subscriber is Accredited Investor. Subscriber acknowledges that at the time the Debenture was initially acquired, and at the time that Republic and Subscriber agreed to extend the maturity and otherwise modify the terms of the Debentures in March 2001, Subscriber qualified as a Accredited Investor as described in Rule 501 of Regulation D adopted by the United States Securities and Exchange Commission under the Securities Act. Subscriber represents to Republic and Harken that as of the date of this Agreement set forth on the signature page below, Subscriber continues to qualify as an Accredited Investor.

     7. Acknowledgment of Certain Risks. Subscriber acknowledges that upon Closing of the Asset Sale Agreement, Subscriber shall have exchanged the Republic Debenture now held, a debt security of Republic, for Harken Common Stock, an equity security in a different entity. Following the exchange Republic shall have no obligation to Subscriber and Subscriber will, instead, hold an equity investment in Harken with no assurance that he will be able to liquidate the investment and no right to receive the existing principal amount of the Debenture. Subscriber acknowledges that holding the Harken Common Stock involves certain risks, some of which are summarized or referred to in the Harken Disclosure Memorandum. Likewise, Subscriber acknowledges that continuing to hold the Republic Debenture would involve risk to Subscriber and other holders of the Debentures, some of which are summarized in the information furnished to Subscriber as summarized or described above. Subscriber is accepting the exchange offer described in this Agreement notwithstanding such risks.

     8. No Tax Advice. Subscriber acknowledges that an exchange of Subscriber’s Debenture for Harken Common Stock as described in this Agreement is likely to be deemed to be a taxable transaction to Subscriber. Subscriber is likely to have taxable gain or loss equal to the difference between Subscriber’s tax basis in the Debenture and the fair market value of the Harken Common Stock to be received in the exchange. While it is expected that the fair market value of the Harken Common Stock is likely to be approximately equal to the principal balance of the Debenture, Republic and Harken have made no representations to Subscriber as to the tax implications to Subscriber from the exchange described in this Agreement and Subscriber has been advised to seek his own tax counsel regarding the exchange. Subscriber has received, from Subscriber’s own tax or other advisors, all information Subscriber requires concerning the tax consequences of the exchange described in this Agreement and has not, and does not, rely upon Republic or Harken with respect to tax implications of the exchange.

     9. No Transfer or Assignment. Neither this Agreement nor any of the rights of Subscriber, Republic or Harken may be transferred or assigned by any party. This Agreement shall survive the death or disability of Subscriber and shall be binding upon Subscriber's heirs, executors, administrators, successors and attempted assigns.

     10. Arbitration of Disputes. In the event that a dispute arises between Subscriber and Republic or Harken arising out of or in connection with exchange by Subscriber of the Debenture for Harken Common Stock, Subscriber, Republic and Harken hereby expressly agree that such dispute shall be resolved through arbitration rather than litigation. The undersigned hereby agrees to submit the dispute to binding arbitration through the American Arbitration Association (“AAA”) in Denver, Colorado, to be conducted in accordance with the rules of commercial arbitration adopted by AAA. Such a dispute shall be submitted to arbitration by any party by filing a written request for arbitration with AAA. Subscriber, Republic and Harken agree that the Federal Arbitration Act shall govern the disposition of all issues raised in the arbitration proceeding. A decision in the arbitration proceeding shall be final and binding on the parties.

     11. Notices. All notices or other communications required under this Agreement shall be in writing and shall be deemed to have been duly given if delivered personally or mailed by certified or registered mail, return receipt requested, postage prepaid as follows: if to Subscriber, to the address set forth on the signature page to this Agreement; and if to Republic or Harken to their address as set forth in the Harken Disclosure Memorandum.

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SIGNATURES

     By signing this Agreement in the place indicated below, Subscriber represents to Republic and Harken that: (a) Subscriber has read this entire Agreement, (b) the information set forth below is accurate, (c) Subscriber agrees to exchange his or her Debenture for Harken Common Stock as described in this Agreement, (d) the person signing is empowered and duly authorized by the Debenture holder to execute and carry out the terms of this Agreement and to exchange the Debentures as described in this Agreement, and (e) this Agreement has been duly and validly executed on behalf of the Debenture holder and constitutes a legal and binding obligation of the Debenture holder.

CORPORATION, PARTNERSHIP, TRUST OR OTHER ENTITY

_______________________________________
Name of Registered Owner of
Debenture ("Subscriber")

By_____________________________________
Signature

Its _____________________________________
Title

_______________________________________
Name Typed or Printed

(       )
Fax Number

_______________________________________
Date	Address to Which Correspondence
Should be Directed
____________________________________
____________________________________
____________________________________
City, State, and Zip Code

____________________________________
Tax Identification or Social Security Number

(       )
Telephone Number

$___________________________________
Principal Amount of Debenture

     This Debenture Exchange Subscription Agreement is accepted as of ___________, 2002 (the date of Closing of the Purchase and Sale Agreement dated January 31, 2002).

REPUBLIC RESOURCES, INC. By __________________________________ Patrick J. Duncan, President	HARKEN ENERGY CORPORATION By_________________________________ Bruce N. Huff, President

SIGNATURES

     By signing this Agreement in the place indicated below, Subscriber represents to Republic and Harken that Subscriber has read this entire Agreement, that the information set forth below is accurate, and that Subscriber agrees to exchange his or her Debenture for Harken Common Stock s described in this Agreement.

INDIVIDUALS

_______________________________________
Name of Registered Owner of
Debenture ("Subscriber")

_______________________________________
Signature

_______________________________________
Signature (Second Signature if Joint Owner)

_______________________________________
Name Typed or Printed

(       )
Fax Number

_______________________________________
Date	Address to Which Correspondence
Should be Directed
____________________________________
____________________________________
____________________________________
City, State, and Zip Code

____________________________________
Social Security Number

(       )
Telephone Number

$___________________________________
Principal Amount of Debenture

     This Debenture Exchange Subscription Agreement is accepted as of ___________, 2002 (the date of Closing of the Purchase and Sale Agreement dated January 31, 2002).

REPUBLIC RESOURCES, INC. By __________________________________ Patrick J. Duncan, President	HARKEN ENERGY CORPORATION By_________________________________ Bruce N. Huff, President